UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 31, 2005
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota		55435

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) Ron Marshall, Chief Executive Officer of Nash-Finch Company (“Nash Finch”) and a member of Nash Finch’s Board of Directors, has advised the Company that he will resign effective as of March 2, 2006 from those positions. The Board of Directors has formed a search committee of members of the Board of Directors and will be retaining an executive search firm to aid it in identifying suitable candidates for Mr. Marshall’s replacement. Mr. Marshall will assist the committee in its search.
Item 8.01 Other Events.
     Nash Finch has issued a press release on September 1, 2005 with respect to the resignation of Mr. Marshall as of March 2, 2006.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, issued by the Registrant, dated September 1, 2005 regarding the prospective resignation of Mr. Marshall.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Date: September 1, 2005	By:	/s/ Kathleen E. McDermott
		Name:	Kathleen E. McDermott
		Title:	Senior Vice President, General Counsel and Secretary

NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED AUGUST 31, 2005

Exhibit No.	Description	Method of Filing
99.1	Press Release, issued by the Registrant, dated September 1, 2005	Filed herewith

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